UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 31, 2021

NexTier Oilfield Solutions Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37988	38-4016639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Rogerdale Rd
Houston	Texas	77042
(Address of Principal Executive Offices)		(Zip Code)
(713) 325-6000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01, par value	NEX	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.01 — Completion of Acquisition or Disposition of Assets

On August 31, 2021, NexTier Completion Solutions Inc., a Delaware corporation (“NCS”), completed the previously announced acquisition of Alamo Pressure Pumping, LLC, a Texas limited liability company (“APP”), pursuant to which NCS purchased all of the equity interests of APP (the “Acquisition”). The Acquisition was made pursuant to a Purchase Agreement (the “Purchase Agreement”), dated August 4, 2021, by and among NCS, NexTier Oilfield Solutions Inc., a Delaware corporation (the “Company”), Alamo Frac Holdings, LLC, a Texas limited liability company (“Holdings”), APP, and, solely for the purposes of Section 5.6 thereof, the Owner Group (as defined in the Purchase Agreement).

The purchase price included, among other things, (i) cash consideration of $100 million (ii) the issuance of 26 million shares of NexTier’s common stock, par value $0.01 per share (the “Acquisition Shares”), (iii) the assumption by the Company of certain existing liabilities, including $38 million of equipment obligations, and (iv) $30 million of post-closing services to be provided to Holdings or its affiliates. The Purchase Agreement also provides for potential earn-out payments, pursuant to an earnout agreement entered into at closing of the Acquisition (the “Earnout Agreement”), payable in the event APP achieves certain EBITDA levels through year-end 2022, Tier II equipment upgrade payments (determinable following completion of upgrades), and various purchase price adjustments.

The foregoing summary of the Purchase Agreement, the Earnout Agreement and the Acquisition does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated August 4, 2021 (the “Signing 8-K”), and the Earnout Agreement, a form of which was filed as Exhibit 10.1 to the Signing 8-K, each of which is incorporated herein by reference.

The Purchase Agreement is not intended to provide any other factual, business or operational information about the parties thereto. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such Purchase Agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02 — Unregistered Sales of Equity Securities.

As described above, at closing of the Acquisition on August 31, 2021, the Company issued the Acquisition Shares to Holdings as partial consideration for the Acquisition. The Acquisition Shares were issued to Holdings without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the private offering exemption provided by Section 4(a)(2) thereof, pursuant to Holdings’ status as an “accredited investor,” as such term is defined in Rule 501 under the Securities Act. In connection with such issuance the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Holdings, pursuant to which the Company has an obligation to file a registration statement with the Securities and Exchange Commission (the “SEC”) within 30 days of the closing of the Acquisition registering with the SEC the resale of the Acquisition Shares. The Registration Rights Agreement also contains certain lock-up provisions which require Holdings to continue to own (subject to customary exceptions) the following Acquisition Shares:

Lock-up Period	Ownership Requirement	Percentage of Acquisition Shares
90 days post-closing	26 million shares	100%
180 days post-closing	20 million shares	~77%
360 days post-closing	10 million shares	~39%
Thereafter	None	⸻

The disclosure relating to the Acquisition Shares in Item 2.01 of this Current Report is incorporated herein by reference.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Registration Rights Agreement, a form of which was filed as Exhibit 10.2 to the Signing 8-K and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 31, 2021 the Company issued a press release announcing the closing of the Acquisition. A copy of such press release is furnished with this report as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

The financial information required by Item 9.01(a) of Form 8-K in connection with the Acquisition will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the SEC.

(d) Exhibits.

The following exhibits are being furnished as part of this report:

Exhibit Number	Description

99.1*	Closing News Release dated August 31, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTIER OILFIELD SOLUTIONS INC.
Dated: August 31, 2021	/s/KEVIN MCDONALD
Name: Kevin McDonald
Title: Executive Vice President, Chief Administrative Officer, General Counsel and Secretary